"EXHIBIT 10.9"

                               PLAN OF CONVERSION

     This Plan of Conversion (this "Plan") dated December 19, 2000 is made and entered into pursuant to Article 5.17 of the Texas Business Corporation Act (the "TBCA") by Rampart Newport Corporation, a Texas corporation (the "Converting Entity") to be converted into Rampart Newport Corporation, L.L.C., a Texas limited liability company (the "Converted Entity").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Converting Entity is a corporation duly organized and existing under the laws of the State of Texas, having been incorporated on January 21, 1992;

     WHEREAS, the Converting Entity desires to convert into a limited liability company duly organized and existing under the laws of the State of Texas; and

     WHEREAS, the Board of Directors of the Converting Entity deems it advisable and in the best interest of the Converting Entity to convert into a limited liability company as authorized by the TBCA under and pursuant to the terms and conditions set forth herein, and the Board of Directors and shareholders of the Converting Entity have duly approved this Plan;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of this conversion, the mode of carrying the same into effect and such other details and provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree, subject to the conditions set forth herein, as follows:

                                    ARTICLE I
               Name of the Converting Entity and Converted Entity
               --------------------------------------------------

     The name of the Converting Entity is Rampart Newport Corporation. The name of the Converted Entity is Rampart Newport Corporation, L.L.C.

                                   ARTICLE II
                            Continuation of Existence
                            -------------------------

     The Converting Entity shall continue in existence as a limited liability company after the date of conversion.

                                   ARTICLE III
                                 Type of Entity
                                 --------------

     The Converted Entity will be a limited liability company duly organized and existing under the laws of the State of Texas.


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                                   ARTICLE IV
                              Conversion of Shares
                              --------------------

     The manner and basis of converting the shares of the Converting Entity and the mode of carrying the conversion into effect shall be that, as of the date of conversion, each share of capital stock of the Converting Entity shall be converted automatically into one unit of the Converted Entity.

                                    ARTICLE V
                 Other Provisions with Respect to the Conversion
                 -----------------------------------------------

      After the approval or adoption of this Plan by the Board of Directors and shareholders of the Converting Entity in accordance with the requirements of the TBCA, all required documents shall be executed, filed and recorded and all required acts shall be done in order to accomplish the conversion under the provisions of the TBCA.

     This Plan may be terminated at any time prior to the date of the conversion, expressed by action of the Board of Directors of the Converting Entity.

                                   ARTICLE VI
                  Approval and Effective Time of the Conversion
                  ---------------------------------------------

     Subject to the following actions having been taken, the conversion shall become effective at 2:00 p.m. on December 31, 2000:

          (1) this Plan shall be adopted and approved on behalf of the Converting Entity in accordance with the TBCA; and

          (2) Articles of Conversion, setting forth the information required by and executed in accordance with the TBCA, shall be filed in the office of the Secretary of State of the State of Texas.

     For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

     This Plan and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Texas.

     This Plan cannot be altered or amended except pursuant to an instrument in writing signed on behalf of the parties hereto.


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                                   ARTICLE VII
                  Articles of Organization of Converted Entity
                  --------------------------------------------

     The Articles of Organization of the Converted Entity are attached to this Plan as Exhibit 1.
          ----------


                                             RAMPART  NEWPORT  CORPORATION,
                                             a  Texas  corporation


Dated:  December 19, 2000.                   By: /s/  J.  H.  CARPENTER
                                                --------------------------------
                                                     J. H. Carpenter, Secretary


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